                                                                    Exhibit 10.1

                                  LEXENT INC.
                              AND ITS SUBSIDIARIES
                              AMENDED AND RESTATED
                STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

         Section 1. Purpose. The purpose of Lexent Inc. and its Subsidiaries Stock Option and Restricted Stock Purchase Plan, as amended from time to time (the "Plan"), is to promote the interests of Lexent Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to selected employees and other persons providing services for the Company or any Subsidiary thereof, including, without limitation, officers and directors, as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis. Under the Plan, except for automatic grants to Outside Directors, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code, "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards.

         No grant of "incentive stock options" shall be made under this Plan unless such Plan is approved by the stockholders of the Company within 12 months of the date of the adoption of such Plan.

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

         2.1. "Award shall mean an award of the right to purchase Common Stock granted under the provisions of Section 7 of the Plan.

         2.2. "Board of Directors" shall mean the Board of Directors of the Company.

         2.3. "Change in Control" shall mean (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards and/or Options are assumed, converted or rep1aced by the successor corporation), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction.

         2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.5. "Committee" shall mean the committee or committees of the Board of Directors referred to in Section 5 hereof; provided, that if no such committee or committees are appointed by the Board of Directors, the Board of Directors shall have all of the authority and obligations of the Committee under the Plan.

         2.6. "Common Stock" shall mean the Common Stock, $.001 par value, of the Company.

         2.7. "Director Option" shall mean a Non-Qualified Option granted to an Outside Director pursuant to an Initial Grant or a Suceeding Grant.

         2.8. "Employee" shall mean (i) with respect to an ISO, any person, including, without limitation, an officer of the Company, who, at the time an ISO is granted to such person hereunder, is employed by the Company or any Parent or Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option and/or an Award, any person employed by, or performing services for, the Company or any Parent or Subsidiary of the Company, including, without limitation, officers, directors and Outside Directors.

         2.9. "ISO" shall mean an Option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

         2.10. "Non-Qualified Option" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an ISO.

         2.11. "Option" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to the Plan.

         2.12. "Outside Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Parent, Subsidiary or affiliate of the Company.

         2.13. "Participant" shall mean any Employee to whom an Award and/or an Option is granted under the Plan.

         2.14. "Parent" of the Company shall have the meaning set forth in
Section 424(e) of the Code.

         2.15. "Subsidiary" of the Company shall have the meaning set forth in
Section 424(f) of the Code.


         Section 3. "Eligibility". Awards and/or Options may be granted to any Employee. Except for automatic grants to Outside Directors pursuant to Section
6.3 hereof, the Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof. Outside Directors shall only be eligible to receive grants of Non-Qualified Options pursuant to Section 6.3 hereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period. The maximum number of shares of Common stock which may be the subject of Options and/or Awards granted to one Employee under the Plan during any calendar year shall be Two Million (2,000,000) shares.

         Section 4. Common Stock Subject to the Plan.

         4.1. Number of Shares. The total number of shares of Common Stock for which Options and/or Awards may be granted, under the Plan shall not exceed in the aggregate Five Million Eight Hundred Thousand (5,800,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof).

         4.2. Reissuance. The shares of Common Stock that may be subject to Options and/or Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan. If any shares of Common Stock issued or sold pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such shares may again be subject to an Option and/or Award granted under the Plan.

        4.3     Special ISO Limitations.

        (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

        (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless (i) the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and (ii) the ISO by its terms is not exercisable more than five years from the date it is granted.

        4.4 Limitations Not Applicable to Non-Qualified Options or Awards. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3
(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option or Award granted under the Plan.

        Section 5. Administration of the Plan.

        5.1. Administration. Subject to the proviso in Section 2.5 hereof, the Plan may be administered by one or more committees of the Board of Directors each consisting of no less than two persons (collectively, the "Committee"). To the extent that the Board of Directors determines it desirable to qualify transactions hereunder as exempt under the Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee administering the Plan as to such transactions shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent that the Board of Directors determines it desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, each member of the Committee administering the Plan as to such Options shall be an "outside director" within the meaning of Treasury regulation Section 1.162-27(e)(3). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

        5.2.    Grant of Options/Awards.

        (a) Options. Except for automatic grants to Outside Directors pursuant to Section 6.3 hereof, the Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be subject to each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as will as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISOs shall be deemed "accelerated" within the meaning of Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

        (b) Awards. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Common Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award maybe subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any shares of Common Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to purchase the Common Stock subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

        5.3 Interpretation. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

        5.4. Finality. The interpretation and construction by the Committee of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

          5.5. Expenses, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

          Section 6. Terms and Conditions of Options.

          6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

          The terms and conditions of each ISO shall include the following:

          (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of the Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

          (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during a Participant's lifetime, an ISO shall be exercisable only by the Participant.

          (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including, without limitation, the date on which such ISO shall expire and terminate); provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

          (d) To the extent that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make1 other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.

          (e) The terms and conditions of each ISO may include the following provisions:

          (i) In the event a Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within 15 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (ii) In the event a Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination specified in clause (i) above or
     (y) by reason of the Participant's death or "disability" (within the meaning of Section 22 (e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within 30 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have other wise exercised such ISO as of the date on which he ceased to be so employed.

          (iii) In the event a Participant shall cease to be employed by the Company or any Parent or subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (iv) In the event a Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of 15 day after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(4) of the Code) or within a period of 180 days after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

          6.2. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code, but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

          The terms and conditions of each Non-Qualified Option Agreement shall include the following:

          (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted as determined in good faith by the Committee.

          (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such Non-Qualified Option), and at such times or interva1s or in such installments as shall be determined by the Committee in its sole discretion; provided, however, that in no event shall any Non-Qualified Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Non-Qualified Option is granted to such director or officer.

          (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

          (d) The terms and conditions of each Non-Qualified Option may include the following provisions:

          (i) In the event a Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Participant for any reason whatsoever other than as a result of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within 15 days after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (ii) In the event a Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination specified in clause (i) above or
     (y) by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within 30 days after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (iii) In the event a Participant shall cease to be an Employee of the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be an Employee, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

          (iv) In the event a Participant shall die while an Employee of the Company or a Parent or Subsidiary of the Company (or within a period of 15 days after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of 180 days after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of his death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Participant by bequest or inheritance.

          (e) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

          6.3 Grants to Outside Directors.

          (a) Each Outside Director who first becomes a member of the Board of Directors on or after February 17, 2000 (the "Automatic Grant Effective Date") will be granted a Non-Qualified Option to purchase such number of shares of Common Stock ("Initial Grant") as the Committee shall determine on the next business day following the date such Outside Director first becomes a member of the Board of Directors, unless such Outside Director received Options prior to the Automatic Grant Effective Date. Each Outside Director who became a member of the Board of Directors prior to the Automatic Grant Effective Date and who did not receive a prior grant of Options will receive an Initial Grant on the next business day following the Automatic Grant Effective Date.

          (b) Immediately following each annual meeting of stockholders, each Outside Director will be granted a Non-Qualified Option to purchase such number of shares of Common Stock ("Succeeding Grant") as the Committee shall determine provided, however, that the Outside Director is a member of the Board of Directors on such date and has served continuously as a member of the Board of Directors for a period of at least one year since the date of such Outside Director's Initial Grant or the Automatic Grant Effective Date. Notwithstanding anything in this Section 6.3 to the contrary, the Board of Directors may make discretionary supplemental grants of Non-Qualified Options to an Outside Director, provided, however, that no Outside Director may receive more than Five Hundred Thousand (500,000) shares of Common Stock in any calendar year.

          (c) The exercise price of each Director Option will be 100% of the fair market value of the shares of Common Stock subject to the Director Option on the date such Director Option is granted.

          (d) Vesting.

               (i) Each Initial Grant will vest as determined by the Committee.

               (ii) Notwithstanding any provision herein to the contrary, in the event of a dissolution, liquidation or Change in Control of the Company, the vesting of all Director Options will accelerate and such Director Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines and must be exercised, if at all, within three-months of the consummation of said event. Any Director Options not exercised within such three-month period shall expire.

          (f) The exercise period of Director Options shall not exceed ten years from the date of grant, provided however, subject to the provisions of
Section 6.3 (g), no Director Option may be exercised more than 90 days after the optionee ceases to serve as a member of the Board of Directors.

          (g) If an Outside Director dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while a member of the Board of Directors, Director Options may be exercised (to the extent otherwise exercisable on the date of disability or death) by such disabled member of the Board of Directors or, in the case of death, by the member of the Board of Directors' designated beneficiary, in each case within the period of one year after the date of disability or death.

          7. Terms and Conditions of Awards. The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

          The terms and conditions of each Award may include the following:

          (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted (but in no event less than the par value of such shares).

          (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

          (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Stock and such other matters as the Committee may determine.

          (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld, or if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

          Section 8. Adjustments. (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity in each such case through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Committee in good faith shall, subject to the provisions of
Section 8(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); provided, however, that the limitations of
Section 424 of the Code shall apply with respect to adjustments made to ISOs,
(ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Common Stock for which Options and/or Awards may be granted under the Plan, as set forth in
Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

          (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to the provisions of Section 8 (c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

          (c)  Notwithstanding Sections 8(a) and 8(b) hereof, in the event of
(i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options (provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISO's) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

          Section 9. Effect of the Plan on Employment Relationship. Neither the Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

          Section 10. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding capital stock of the Company entitled to vote thereon or consent thereto, the Board of

Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number of shares of Common Stock for which Options and/or Awards may be granted hereunder, (ii) to decrease the minimum exercise price specified by the Plan in respect of ISOs or (iii) to change the class of Employees eligible to receive ISOs under the Plan.

          Section 11. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

          Section 12. Effective Date of the Plan. The Plan shall be effective as of July 23, 1998, the date on which the Plan was adopted by the Board of Directors and approved by the requisite holders of outstanding capital stock of the Company.

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